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                           Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 1998 on the financial statements of Fortis Benefits Insurance Company and our report dated March 27, 1998 on the financial statements of Fortis Benefits Insurance Company Variable Account D in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No, 333-43799) and related Prospectus and Statement of Additional Information of Fortis Benefits Insurance Company for the registration of flexible premium deferred combination variable and fixed annuity contracts.

          /s/ Ernst & Young


Minneapolis, Minnesota
April 24, 1998